Exhibit 99.1

EXECUTION VERSION

RECEIVABLES REPURCHASE AGREEMENT

RECEIVABLES REPURCHASE AGREEMENT dated as of December 18, 2013, among NBCUniversal RECEIVABLES FUNDING LLC, a Delaware limited liability company (the “Transferor”), GOTHAM FUNDING CORPORATION (“Gotham”), VICTORY RECEIVABLES CORPORATION (“Victory”), WORKING CAPITAL MANAGEMENT CO., L.P. (“WCMC” and together with Gotham and Victory, each a “Conduit” and collectively the “Conduits”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as a bank and an investor agent, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a bank and an investor agent, MIZUHO BANK, LTD. (f/k/a Mizuho Corporate Bank, Ltd.) (“Mizuho”), as a bank and an investor agent (BTMU, PNC and Mizuho in their capacity as banks, collectively the “Banks” and in their capacity as investor agents, collectively the “Investor Agents”), BTMU, as Program Agent for the Conduits and the Banks (the “Program Agent”) and NBCUniversal MEDIA, LLC as Servicer (the “Servicer”).

PRELIMINARY STATEMENTS.

(A)           The Transferor, the Conduits, the Banks, the Investor Agents, the Program Agent and the Servicer, entered into a Receivables Acquisition Agreement dated as of December 5, 2011 (as amended through the date hereof, the “RAA”).  Terms not defined herein are used as defined in the RAA.  On October 18, 2013, Market Street Funding LLC, which was originally party to the RAA as a Conduit, assigned all of its rights and obligations under the RAA to PNC.

(B)           The Transferor desires (i) to repurchase from the Program Agent each Receivable Asset sold pursuant to the RAA to the Program Agent, (ii) to make payment in full of all amounts due to the Program Agent, each Co-Acquirer and any other Person pursuant to the RAA, (iii) to obtain UCC-3 termination statements in respect of each UCC-1 financing statement naming the Transferring Subsidiaries, the Servicer or the Transferor as debtor and filed in connection with the RAA (the “UCC-3 Statements”), and (iv) to terminate the RAA.

NOW, THEREFORE, the parties hereto hereby acknowledge and agree as follows:

1.           The Program Agent hereby agrees to sell on December 18, 2013 (the “Repurchase Date”), and the Transferor hereby agrees to repurchase on and as of such date, each Receivable Asset previously sold by the Transferor pursuant to the RAA and currently outstanding.  The purchase price for such Receivable Assets shall be an amount equal to the sum of (a) the Total Investment plus (b) accrued but unpaid Yield thereon to the Repurchase Date plus (c) the fees and all other amounts payable to the Program Agent, the Investor Agents and the Co-Acquirers under the RAA, in each case as set forth in Schedule I hereto.  All amounts set forth in Schedule I shall be paid to each of the Investor Agents specified on Schedule I no later than 12:00 noon (New York City time) on the Repurchase Date, and shall be made in immediately available funds in U.S. Dollars by wire transfer to the Investor Agent’s Account of each such Investor Agent, except for PNC which shall be made to the account set forth on Schedule 1 hereto.  This Agreement shall not be effective unless all such amounts are so received prior to such time.

2.           Upon effectiveness of this Agreement, as provided in Section 1 above, the Program Agent hereby sells to the Transferor all Receivable Assets previously sold by the Transferor and currently outstanding, all without recourse to or representation or warranty of any kind by the Program Agent, the Conduits, the Investor Agents or the Banks, and the Program Agent authorizes the Transferor and its representatives to file UCC-3 termination statements in respect of each UCC-1 financing statement naming the Transferring Subsidiaries, the Transferor or the Servicer as debtor and filed pursuant to or under the RAA or any of the other Transaction Documents in favor of the Program Agent.

3.           Upon effectiveness of this Agreement, as provided in Section 1 above, the RAA is terminated; provided, however, that, as contemplated by the RAA, the provisions of Sections 2.08, 2.10, 6.07, 10.01, 11.04, 11.05 and 11.06 of the RAA shall survive such termination; and provided, further, that the Transferor and the Servicer shall continue to be obligated to the Program Agent, the Conduits, the Banks and the Investor Agents with respect to amounts constituting payments made in respect of the Transferor's or the Servicer's respective liabilities and obligations under the RAA and the other Transaction Documents that are rescinded for any reason or must be otherwise restored by the Program Agent, the Conduits, the Banks and the Investor Agents, whether as a result of any proceedings in bankruptcy or reorganization or otherwise (and each of the Transferor and the Servicer agrees that in any such case such liabilities or obligations shall be automatically reinstated).  For the avoidance of doubt, upon effectiveness of this Agreement and termination of the RAA as herein provided, the Co-Acquirers and the Agents shall have no further obligation or liability with respect to Deferred Consideration.

4.           The Transferor further agrees to indemnify and hold harmless the Program Agent, the Conduits, the Investor Agents and the Banks (each an “Indemnified Party”) from and against any and all Indemnified Amounts, growing out of or resulting from this Agreement and any other documents delivered hereunder, excluding, however, (a) Indemnified Amounts to the extent resulting from bad faith, gross negligence or willful misconduct on the part of such Indemnified Party, or (b) any income, franchise and branch profits taxes incurred by, or taxes imposed under FATCA on, such Indemnified Party arising out of or as a result of this Agreement and any other documents delivered hereunder.  The Transferor agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement and any other documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Program Agent, the Conduits, the Investor Agents and the Banks with respect thereto and with respect to advising the Program Agent, the Conduits, the Investor Agents and the Banks as to the rights and remedies of each under this Agreement, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and any other documents to be delivered hereunder.

5.           The Program Agent agrees to execute and deliver such further documents and do such further acts as the Transferor from time to time may reasonably request for the purpose of further evidencing, confirming, recording or otherwise documenting the repurchase and terminations contemplated by this Agreement, including delivering the UCC-3 Statements, subject in each case to the Transferor's payment on demand by the Program Agent and in full of the costs and expenses (including reasonable counsel fees and disbursements) of the Program

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Agent in connection therewith; provided, however, that no such party shall be required to take any action which exposes the Program Agent, the Conduits, the Investor Agents or the Banks to liability or which is contrary to this Agreement or applicable law.

6.           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

7.           This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed by their authorized officers thereunto duly authorized, as of the date first above written.

TRANSFEROR:	NBCUniversal RECEIVABLES FUNDING LLC

	By:	/s/ Stuart Epstein
		Name:	Stuart Epstein
		Title:	Executive Vice President

SERVICER:	NBCUniversal MEDIA, LLC

	By:	/s/ Stuart Epstein
		Name:	Stuart Epstein
		Title:	Executive Vice President

PROGRAM AGENT:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

	By:	/s/ Luna Mills
		Name:	Luna Mills
		Title:	Director

INVESTOR AGENTS:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH, as an Investor Agent

	By:	/s/ Luna Mills
		Name:	Luna Mills
		Title:	Director

MIZUHO BANK, LTD.,
as an Investor Agent

	By:	/s/ Bertram H. Tang
		Name:	Bertram H. Tang
		Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as an Investor Agent

	By:	/s/ Jason D. Rising
		Name:	Jason D. Rising
		Title:	Senior Vice President

CONDUITS:	GOTHAM FUNDING CORPORATION

	By:	/s/ David V. DeAngelis
		Name:	David V. DeAngelis
		Title:	Vice President

VICTORY RECEIVABLES CORPORATION

	By:	/s/ David V. DeAngelis
		Name:	David V. DeAngelis
		Title:	Vice President

WORKING CAPITAL MANAGEMENT CO., L.P.

	By:	/s/ Shinichi Nochiide
		Name:	Shinichi Nochiide
		Title:	Attorney-in-Fact

BANKS:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH

	By:	/s/ Jose Carlos
		Name:	Jose Carlos
		Title:	Director

MIZUHO BANK, LTD.

	By:	/s/ Bertram H. Tang
		Name:	Bertram H. Tang
		Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Jason D. Rising
		Name:	Jason D. Rising
		Title:	Senior Vice President

SCHEDULE I

All of the following amounts are computed as of December 18, 2013 (inclusive):

Payable to BTMU, as Investor Agent:

Investment	$539,642,299.58
Yield and Fees	$218,964.39
Other Costs and Expenses, including counsel fees	$7,881.75
TOTAL:	$539,869,145.72
Payable to PNC, as Investor Agent:
Investment	$449,701,916.32
Yield, Fees and Other Costs and Expenses	$174,893.30
TOTAL:	$449,876,809.62
Account Information:
[Redacted]
Payable to Mizuho, as Investor Agent:
Investment	$359,761,533.05
Yield, Fees and Other Costs and Expenses	$142,866.44
TOTAL:	$359,904,399.49